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                                                                   Exhibit 10.15



                                 QUITCLAIM DEED


     CORCORAN CHELMSFORD B ASSOCIATES LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at 100 Grandview Road, Braintree, Massachusetts ("GRANTOR"), for consideration of Six Hundred Thousand Dollars ($600,000) paid, hereby grants unto RIVERNECK ROAD LLC, a Delaware limited liability company having its principal place of business c/o Mercury Computer Systems, Inc., 199 Riverneck Road, Chelmsford, Massachusetts ("GRANTEE") WITH QUITCLAIM COVENANTS, the parcel of land situated in Chelmsford, Middlesex County, Massachusetts, together with any improvements if any located thereon (collectively, the "Property") being more particularly in EXHIBIT A.

     SUBJECT to and with the benefit of all easements, covenants, restrictions and other encumbrances of record, to the extent in force and applicable, including, without limitation, the easements described in the deed from John M. Corcoran and P. Leo Corcoran, Trustees of Corcoran Chelmsford Trust to Grantor dated December 5, 1986 and recorded with the Middlesex North District Registry of Deeds in Book 3818, Page 249 and Transfer Certificate of Title No. 27533 filed with the Middlesex North Registry of the Land Court.

     The premises are granted subject to the restriction that no building or buildings exceeding 97,000 gross square feet of floor area in the aggregate, including, without limitation, additions hereto (exclusive of parking or accessory structures or matters not included within the meaning of "gross floor area" contained in the Town of Chelmsford Zoning By-Laws as amended) shall be constructed upon the Premises; unless, prior to construction the Grantee, its successors or assigns shall record in the Land Court Registry District of North Middlesex County and the Middlesex County (Northern District) Registry of Deeds either (i) an affidavit pursuant to G.L. c. 183 Section 5B attaching evidence issued pursuant to G.L. c. 30 Section 61 through 62H and 301 C.M.R. 11.00 et seq. for construction of up to 59,000 gross square feet of floor area upon Lot A on the plan entitled "Plan of Land in Chelmsford, Mass." prepared for John M. Corcoran & Co. by Fleming Bienvenue & Associates, Inc. Engineers and Surveyors, Billerica, Mass. dated January 27, 1984 recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 144 Plan 142 as described in a Deed recorded with said Deeds in Book 3838 Page 289 (ii) an affidavit pursuant to G.L. c. 183 Section 5B stating that a building has been build on Lot A and a certificate of occupancy has been issued by the Town of Chelmsford for such building, or (iii) the written consent of the owner from time to time of Lot A.

     In creating the building restriction herein contained the Grantor acknowledges that the construction of a building and other improvements consistent with the plans entitled "Building II 495/3 Tech Center Site Development Plans Chelmsford, MA" containing 17 sheets endorsed by the Planning Board of the Town of Chelmsford July 21, 1997 and referred to in 4 Certificates of Decision on Special Permit Application voted June 4, 1997 and issued June 6, 1997 by the


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Planning Board of the Town of Chelmsford in favor of Northland Development
Corporation and recorded in the Middlesex County (Northern District) Registry of Deeds herewith, does not violate this restriction and is in compliance therewith.

     The foregoing restriction shall expire upon the issuance of a certificate of occupancy by the Town of Chelmsford for a building on Lot A.

     GRANTOR's title is derived under a deed recorded with the Middlesex North District Registry of Deeds in Book 3818, Page 249 and Transfer Certificate of the Title No. 27533 filed with the Middlesex North Registry District of the Land Court.




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Executed under seal this 1st day of October, 1997,

                                          CORCORAN CHELMSFORD B ASSOCIATES
                                          LIMITED PARTNERSHIP


                                          By: /s/ John M. Corcoran
                                              ---------------------------------
                                              John M. Corcoran
                                              General Partner


                                          By: /s/ P. Leo Corcoran
                                              ---------------------------------
                                              P. Leo Corcoran
                                              General Partner





                          COMMONWEALTH OF MASSACHUSETTS
Norfolk County, ss.                                             October 1, 1997

     Then personally appeared the above-named John M. Corcoran, General Partner of Corcoran Chelmsford B Associates Limited Partnership and acknowledged the foregoing instrument to be the free act and deed of said corporation, before me,


                                              /s/ Marie Louise Troiano
                                              ---------------------------------
                                              Notary Public
                                              My Commission Expires:





                          COMMONWEALTH OF MASSACHUSETTS
Norfolk County, ss.                                             October 1, 1997

     Then personally appeared the above-named P. Leo Corcoran, General Partner of Corcoran Chelmsford B Associates Limited Partnership and acknowledged the foregoing instrument to be the free act and deed of said corporation, before me,


                                              /s/ Marie Louise Troiano
                                              ---------------------------------
                                              Notary Public
                                              My Commission Expires:





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                                    EXHIBIT A


          Parcel I (Registered)

     That certain parcel of registered land in Chelmsford, Middlesex County bounded as described as follows:

Southwesterly by Orleans Street, three hundred fifty-three and 50/100 (353.50) feet;

Northwesterly by land now or formerly of Sundry Owners, by three lines measuring together seven hundred twenty-one and 69/100 (721.69) feet;

Northeasterly by land now or formerly of Harvey T. Parlee et al, five hundred sixty-eight and 34/100 (568.34) feet;

Southeasterly by Lot 9 and Clarke Ave., one hundred thirty (130) feet;

Easterly seventeen and 79/100 (17.79) feet; and

Southeasterly fifty-five (55) feet by said Clarke Ave.,

Southeasterly again by said Clarke Ave. and Lot 12, by two lines measuring together one hundred seventy-six and 68/100 (176.68) feet;

Southwesterly twenty (20) feet; and

Southeasterly one hundred forty-three (143) feet, by land now or formerly of Francis Shurtliff.

All of said boundaries are determined by the Land Court to be located as shown on subdivision plan 8155-E drawn by Fleming, Bienvenu & Associates Inc., Surveyors, dated August 8, 1985, as approved by the Court, filed in the Land Registration Office, a copy of a portion of which is filed with Certificate of Title 27533, and said land is shown as Lot eleven (11) on said plan.

Being the premises described in Transfer Certificate of Title No. 27533 filed in the Land Court Registry District of Northern Middlesex County in Land Registration Book 131 Page 93.

          Parcel II (Recorded)

     A certain parcel of land in Chelmsford, Massachusetts, shown as Lot 2-B on a plan entitled "Plan of Land in Chelmsford, Mass., Prepared for: Corcoran Chelmsford Trust", dated August 9, 1985, prepared by Fleming, Bienvenu & Associates, Inc., Billerica, Mass. (the "Plan") recorded in the Middlesex County North District Registry of Deeds (the "Registry") in Plan Book 152, Page 115, and bounded and described according to the Plan as follows:




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SOUTHEASTERLY
EASTERLY and
SOUTHEASTERLY       by Riverneck Road, in four courses measuring 123.81 feet,
                    5.00 feet, 64.14 feet, 89.37 feet;

WESTERLY            by land of George J. Clarke, of Harold J. Collins, of Earl
                    C. Batson, Jr., of Charles A. Gray, and Lot 2-A, 923.34 feet;

NORTHWESTERLY       by Lot 3, 88.09 feet;

EASTERLY            by Lot 1, 287.06 feet;

NORTHEASTERLY       by Lot 1, 133.97 feet;

EASTERLY            by Lot 1, 77.00 feet;

NORTHERLY           by Lot 1, 25.00 feet;

EASTERLY and
NORTHEASTERLY       by Lot 1, in five courses measuring 37.60 feet, 47.26 feet,
                    218.68 feet, 61.09 feet, and 8.46 feet; and

NORTHEASTERLY       by Lot 1, 56.04 feet.

               Parcel II contains 3.17 acres of land, according to the Plan.

               Parcel I and II are the same premises conveyed to Corcoran Chelmsford B Associates Limited Partnership by a Deed filed with the Land Court Registry District of Northern Middlesex County as Document No. 114711 and recorded with the Middlesex County (Northern District) Registry of Deeds in Book 3818 Page 249.




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